DISCOVER FINANCIAL SERVICES						Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
EARNINGS SUMMARY
Interest Income	$2,982	$3,039	$3,040	$2,977	$2,937	$45	2%
Interest Expense	584	615	638	645	632	(48)	(8%)
Net Interest Income	2,398	2,424	2,402	2,332	2,305	93	4%
Discount/Interchange Revenue	694	800	775	759	677	17	3%
Rewards Cost	478	519	520	460	446	32	7%
Discount and Interchange Revenue, net	216	281	255	299	231	(15)	(6%)
Protection Products Revenue	47	48	48	49	49	(2)	(4%)
Loan Fee Income	119	123	120	102	104	15	14%
Transaction Processing Revenue	44	51	52	48	46	(2)	(4%)
Other Income	64	17	23	22	28	36	129%
Total Non-Interest Income	490	520	498	520	458	32	7%

Revenue Net of Interest Expense	2,888	2,944	2,900	2,852	2,763	125	5%

Provision for Credit Losses	1,807	836	799	787	809	998	123%

Employee Compensation and Benefits	467	447	439	427	425	42	10%
Marketing and Business Development	231	234	230	224	195	36	18%
Information Processing & Communications	114	113	96	101	99	15	15%
Professional Fees	193	214	189	183	167	26	16%
Premises and Equipment	30	27	26	26	28	2	7%
Other Expense	124	149	127	117	110	14	13%
Total Operating Expense	1,159	1,184	1,107	1,078	1,024	135	13%

Income/ (Loss) Before Income Taxes	(78)	924	994	987	930	(1,008)	(108%)
Tax Expense	(17)	216	224	234	204	(221)	(108%)
Net Income/ (Loss)	($61)	$708	$770	$753	$726	($787)	(108%)

Net Income/ (Loss) Allocated to Common Stockholders	($78)	$704	$749	$747	$705	($783)	(111%)

Effective Tax Rate	22.0%	23.4%	22.5%	23.8%	21.9%

Net Interest Margin	10.21%	10.29%	10.43%	10.47%	10.46%	(25)	bps
Operating Efficiency	40.1%	40.2%	38.2%	37.8%	37.1%	300	bps
ROE	(2)%	24%	26%	26%	26%
Capital Returned to Common Stockholders	$468	$521	$540	$571	$601	($133)	(22%)
Payout Ratio	(604)%	74%	72%	76%	85%

Ending Common Shares Outstanding	306	310	315	319	325	(19)	(6%)
Weighted Average Common Shares Outstanding	308	312	317	322	328	(20)	(6%)
Weighted Average Common Shares Outstanding (fully diluted)	308	313	317	323	328	(20)	(6%)

PER SHARE STATISTICS
Basic EPS	($0.25)	$2.25	$2.36	$2.32	$2.15	($2.40)	(112%)
Diluted EPS	($0.25)	$2.25	$2.36	$2.32	$2.15	($2.40)	(112%)
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.40	$0.40	$0.04	10%
Common Stock Price (period end)	$35.67	$84.82	$81.09	$77.59	$71.16	($35.49)	(50%)
Book Value per share	$31.55	$38.24	$37.20	$35.97	$34.60	($3.05)	(9%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$21,993	$17,559	$17,761	$19,934	$21,456	$537	3%
Total Loan Receivables	92,963	95,894	92,493	90,229	88,743	4,220	5%
Allowance for Credit Losses	(6,913)	(3,383)	(3,299)	(3,202)	(3,134)	(3,779)	(121%)
Net Loan Receivables	86,050	92,511	89,194	87,027	85,609	441	1%
Premises and Equipment, net	1,070	1,057	1,028	1,008	980	90	9%
Goodwill and Intangible Assets, net	410	410	414	415	415	(5)	(1%)
Other Assets	3,134	2,459	2,389	2,323	2,260	874	39%
Total Assets	$112,657	$113,996	$110,786	$110,707	$110,720	$1,937	2%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$20,703	$19,168	$18,313	$16,679	$15,598	$5,105	33%
Savings, Money Market, and Other Deposits [1]	36,003	35,241	33,985	33,007	32,132	3,871	12%
Direct to Consumer Deposits [1]	56,706	54,409	52,298	49,686	47,730	8,976	19%
Brokered Deposits and Other Deposits	16,712	18,337	18,723	20,048	21,186	(4,474)	(21%)
Deposits	73,418	72,746	71,021	69,734	68,916	4,502	7%
Securitized Borrowings	13,939	14,284	12,820	14,214	15,351	(1,412)	(9%)
Other Borrowings	12,159	11,417	11,634	10,949	10,925	1,234	11%
Borrowings	26,098	25,701	24,454	25,163	26,276	(178)	(1%)
Accrued Expenses and Other Liabilities	3,476	3,690	3,594	4,317	4,269	(793)	(19%)
Total Liabilities	102,992	102,137	99,069	99,214	99,461	3,531	4%
Total Equity	9,665	11,859	11,717	11,493	11,259	(1,594)	(14%)
Total Liabilities and Stockholders' Equity	$112,657	$113,996	$110,786	$110,707	$110,720	$1,937	2%

LIQUIDITY
Liquidity Portfolio	$19,430	$16,608	$16,732	$17,283	$20,050	($620)	(3%)
Undrawn Credit Facilities [2]	40,712	39,720	39,355	38,466	37,870	2,842	8%
Total Liquidity	$60,142	$56,328	$56,087	$55,749	$57,920	$2,222	4%

[1] Includes Affinity relationships

[2] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
BALANCE SHEET STATISTICS
Total Common Equity	$9,102	$11,296	$11,154	$10,930	$10,696	($1,594)	(15%)
Total Common Equity/Total Assets	8.1%	9.9%	10.1%	9.9%	9.7%
Total Common Equity/Net Loans	10.6%	12.2%	12.5%	12.6%	12.5%

Tangible Assets	$112,247	$113,586	$110,372	$110,292	$110,305	$1,942	2%
Tangible Common Equity [1]	$8,692	$10,886	$10,740	$10,515	$10,281	($1,589)	(15%)
Tangible Common Equity/Tangible Assets [1]	7.7%	9.6%	9.7%	9.5%	9.3%
Tangible Common Equity/Net Loans [1]	10.1%	11.8%	12.0%	12.1%	12.0%
Tangible Common Equity per share [1]	$28.38	$35.10	$34.10	$32.91	$31.60	($3.22)	(10%)

REGULATORY CAPITAL RATIOS [2]	Basel III Transition
Total Risk Based Capital Ratio	13.7%	13.5%	13.7%	13.7%	13.9%
Tier 1 Risk Based Capital Ratio	11.9%	11.8%	12.0%	12.0%	12.1%
Tier 1 Leverage Ratio	9.9%	10.3%	10.3%	10.2%	10.0%
Common Equity Tier 1 Capital Ratio	11.3%	11.2%	11.4%	11.4%	11.5%

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Based on final interim rule as-of March 27, 2020

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
AVERAGE BALANCES
Assets
Cash and Investment Securities	$17,977	$17,579	$17,215	$18,906	$18,417	($440)	(2%)
Restricted Cash	627	58	737	888	804	(177)	(22%)
Credit Card Loans	75,337	74,814	73,248	71,492	71,363	3,974	6%
Private Student Loans	9,992	9,660	9,459	9,464	9,654	338	4%
Personal Loans	7,704	7,675	7,522	7,419	7,468	236	3%
Other Loans	1,468	1,288	1,116	983	868	600	69%
Total Loans	94,501	93,437	91,345	89,358	89,353	5,148	6%
Total Interest Earning Assets	113,105	111,074	109,297	109,152	108,574	4,531	4%
Allowance for Credit Losses	(5,851)	(3,294)	(3,198)	(3,133)	(3,040)	(2,811)	(92%)
Other Assets	5,661	4,835	4,674	4,539	4,455	1,206	27%
Total Assets	$112,915	$112,615	$110,773	$110,558	$109,989	$2,926	3%

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$19,688	$18,879	$17,435	$16,138	$15,198	$4,490	30%
Savings, Money Market, and Other Deposits [1]	35,534	34,113	33,062	32,073	30,643	4,891	16%
Direct to Consumer Deposits [1]	55,222	52,992	50,497	48,211	45,841	9,381	20%
Brokered Deposits and Other Deposits	16,756	17,865	19,132	20,213	21,799	(5,043)	(23%)
Total Interest-bearing Deposits	71,978	70,857	69,629	68,424	67,640	4,338	6%
Short-term Borrowings	1	—	1	—	1	—	—%
Securitized Borrowings	14,087	13,562	13,719	15,179	15,865	(1,778)	(11%)
Other Long-term Borrowings	11,790	11,542	11,047	10,932	10,711	1,079	10%
Total Interest-bearing Liabilities	97,856	95,961	94,396	94,535	94,217	3,639	4%
Other Liabilities & Stockholders' Equity	15,059	16,654	16,377	16,023	15,772	(713)	(5%)
Total Liabilities and Stockholders' Equity	$112,915	$112,615	$110,773	$110,558	$109,989	$2,926	3%

AVERAGE YIELD
Assets
Cash and Investment Securities	1.80%	2.05%	2.26%	2.46%	2.51%	(71)	bps
Restricted Cash	1.06%	1.39%	2.11%	2.32%	2.35%	(129)	bps
Credit Card Loans	12.90%	13.08%	13.35%	13.44%	13.42%	(52)	bps
Private Student Loans	8.24%	8.43%	8.54%	8.59%	8.63%	(39)	bps
Personal Loans	13.27%	13.23%	13.17%	13.02%	12.86%	41	bps
Other Loans	6.73%	6.27%	6.72%	6.83%	6.85%	(12)	bps
Total Loans	12.34%	12.52%	12.76%	12.82%	12.79%	(45)	bps
Total Interest Earning Assets	10.60%	10.86%	11.03%	10.94%	10.97%	(37)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	2.36%	2.45%	2.45%	2.37%	2.23%	13	bps
Savings, Money Market, and Other Deposits [1]	1.64%	1.80%	2.01%	2.11%	2.10%	(46)	bps
Direct to Consumer Deposits [1]	1.90%	2.03%	2.16%	2.20%	2.15%	(25)	bps
Brokered Deposits and Other Deposits	2.71%	2.72%	2.73%	2.71%	2.67%	4	bps
Total Interest-bearing Deposits	2.09%	2.20%	2.32%	2.35%	2.32%	(23)	bps
Short-term Borrowings	1.71%	1.72%	2.18%	2.59%	2.59%	(88)	bps
Securitized Borrowings	2.28%	2.62%	2.95%	3.01%	3.05%	(77)	bps
Other Long-term Borrowings	4.45%	4.53%	4.64%	4.75%	4.81%	(36)	bps
Total Interest-bearing Liabilities	2.40%	2.54%	2.68%	2.73%	2.72%	(32)	bps
Net Interest Margin	10.21%	10.29%	10.43%	10.47%	10.46%	(25)	bps
Net Yield on Interest-earning Assets	8.53%	8.66%	8.72%	8.57%	8.61%	(8)	bps

[1] Includes Affinity relationships
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$92,963	$95,894	$92,493	$90,229	$88,743	$4,220	5%
Average Loans [1]	$94,501	$93,437	$91,345	$89,358	$89,353	$5,148	6%

Interest Yield	12.34%	12.52%	12.76%	12.82%	12.79%	(45)	bps
Gross Principal Charge-off Rate [2]	4.15%	4.00%	3.87%	4.03%	4.02%	13	bps
Net Principal Charge-off Rate [2]	3.27%	3.19%	3.05%	3.22%	3.25%	2	bps
Delinquency Rate (30 or more days)	2.39%	2.41%	2.33%	2.19%	2.29%	10	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [3]	2.38%	2.40%	2.32%	2.18%	2.28%	10	bps
Delinquency Rate (90 or more days)	1.18%	1.15%	1.06%	1.03%	1.09%	9	bps
Delinquency Rate (90 or more days) excluding Purchased Loans [3]	1.19%	1.15%	1.06%	1.04%	1.10%	9	bps
Gross Principal Charge-off Dollars	$975	$941	$891	$898	$887	$88	10%
Net Principal Charge-off Dollars	$769	$751	$702	$718	$715	$54	8%
Net Interest and Fee Charge-off Dollars	$178	$166	$156	$158	$158	$20	13%
Loans Delinquent 30 or more days	$2,218	$2,312	$2,153	$1,976	$2,030	$188	9%
Loans Delinquent 30 or more days excluding Purchased Loans [3]	$2,189	$2,276	$2,114	$1,939	$1,988	$201	10%
Loans Delinquent 90 or more days	$1,095	$1,098	$978	$931	$970	$125	13%
Loans Delinquent 90 or more days excluding Purchased Loans [3]	$1,088	$1,089	$968	$922	$959	$129	13%

Allowance for Credit Losses (period end) [4]	$6,913	$3,383	$3,299	$3,202	$3,134	$3,779	121%
Reserve Change Build/ (Release) [5,6,7]	$1,069	$85	$97	$69	$94	$975
Reserve Rate	7.44%	3.53%	3.57%	3.55%	3.53%	391	bps

CREDIT CARD LOANS
Ending Loans	$73,811	$77,181	$73,968	$72,393	$70,789	$3,022	4%
Average Loans	$75,337	$74,814	$73,248	$71,492	$71,363	$3,974	6%

Interest Yield	12.90%	13.08%	13.35%	13.44%	13.42%	(52)	bps
Gross Principal Charge-off Rate	4.64%	4.34%	4.25%	4.43%	4.40%	24	bps
Net Principal Charge-off Rate	3.65%	3.41%	3.32%	3.49%	3.50%	15	bps
Delinquency Rate (30 or more days)	2.62%	2.62%	2.50%	2.34%	2.45%	17	bps
Delinquency Rate (90 or more days)	1.38%	1.32%	1.21%	1.18%	1.26%	12	bps
Gross Principal Charge-off Dollars	$869	$818	$784	$789	$774	$95	12%
Net Principal Charge-off Dollars	$683	$644	$611	$623	$616	$67	11%
Loans Delinquent 30 or more days	$1,935	$2,019	$1,847	$1,692	$1,731	$204	12%
Loans Delinquent 90 or more days	$1,016	$1,020	$897	$857	$891	$125	14%

Allowance for Credit Losses (period end) [4]	$5,306	$2,883	$2,799	$2,691	$2,622	$2,684	102%
Reserve Change Build/ (Release) [5,6]	$756	$84	$108	$69	$94	$662
Reserve Rate	7.19%	3.74%	3.78%	3.72%	3.70%	349	bps
Total Discover Card Volume	$37,474	$42,794	$41,168	$39,935	$36,386	$1,088	3%
Discover Card Sales Volume	$33,988	$39,188	$37,432	$36,664	$32,899	$1,089	3%
Rewards Rate	1.40%	1.32%	1.38%	1.25%	1.35%	5	bps

[1] Total Loans includes Home Equity and other loans
[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings
[3]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

[4]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[5]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[6] Excludes January 1, 2020 CECL day one impact
[7]  Excludes release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
PRIVATE STUDENT LOANS
Organic Student Loans	$8,790	$8,402	$8,395	$7,943	$8,071	$719	9%
Purchased Student Loans	1,167	1,251	1,341	1,432	1,531	(364)	(24%)
Total Private Student Loans	$9,957	$9,653	$9,736	$9,375	$9,602	$355	4%

Interest Yield	8.24%	8.43%	8.54%	8.59%	8.63%	(39)	bps
Net Principal Charge-off Rate [1]	0.68%	1.02%	0.59%	0.61%	0.66%	2	bps
Delinquency Rate (30 or more days)	1.75%	1.88%	1.93%	1.82%	1.91%	(16)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [2]	1.64%	1.72%	1.78%	1.67%	1.76%	(12)	bps

Reserve Rate	7.68%	1.53%	1.51%	1.79%	1.75%	593	bps

PERSONAL LOANS
Ending Loans	$7,651	$7,687	$7,596	$7,414	$7,428	$223	3%

Interest Yield	13.27%	13.23%	13.17%	13.02%	12.86%	41	bps
Net Principal Charge-off Rate	3.59%	4.26%	3.99%	4.33%	4.53%	(94)	bps
Delinquency Rate (30 or more days)	1.31%	1.37%	1.49%	1.49%	1.51%	(20)	bps

Reserve Rate	10.55%	4.53%	4.59%	4.56%	4.55%	600	bps

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings

[2]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Mar 31, 2020 vs. Mar 31, 2019
DIRECT BANKING
Interest Income	$2,982	$3,039	$3,040	$2,976	$2,937	$45	2%
Interest Expense	584	615	638	645	632	(48)	(8%)
Net Interest Income	2,398	2,424	2,402	2,331	2,305	93	4%
Non-Interest Income	366	431	409	436	372	(6)	(2%)
Revenue Net of Interest Expense	2,764	2,855	2,811	2,767	2,677	87	3%
Provision for Credit Losses	1,807	838	799	787	809	998	123%
Total Operating Expense	1,118	1,134	1,069	1,039	989	129	13%
Income/ (Loss) Before Income Taxes	($161)	$883	$943	$941	$879	($1,040)	(118%)

Net Interest Margin	10.21%	10.29%	10.43%	10.47%	10.46%	(25)	bps
Pretax Return on Loan Receivables	(0.69)%	3.75%	4.09%	4.23%	3.99%	(468)	bps

Allowance for Credit Losses (period end) [1]	$6,913	$3,383	$3,298	$3,200	$3,133	$3,780	121%
Reserve Change Build/ (Release) [2,3]	$1,069	$87	$98	$69	$94	$975

PAYMENT SERVICES
Interest Income	$—	$—	$—	$1	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	1	—	—	NM
Non-Interest Income	124	89	89	84	86	38	44%
Revenue Net of Interest Expense	124	89	89	85	86	38	44%
Provision for Credit Losses	—	(2)	—	—	—	—	NM
Total Operating Expense	41	50	38	39	35	6	17%
Income/ (Loss) Before Income Taxes	$83	$41	$51	$46	$51	$32	63%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	645	731	710	671	605	40	7%
PULSE Network	1,189	1,253	1,220	1,183	1,132	57	5%
Total	$1,834	$1,984	$1,930	$1,854	$1,737	$97	6%

NETWORK VOLUME
PULSE Network	$49,174	$50,037	$47,535	$47,389	$47,106	$2,068	4%
Network Partners	6,980	7,099	6,656	5,950	5,663	1,317	23%
Diners Club International [4]	7,737	8,831	8,386	8,472	8,278	(541)	(7)%
Total Payment Services	63,891	65,967	62,577	61,811	61,047	2,844	5%
Discover Network - Proprietary	35,180	40,579	38,722	37,891	34,051	1,129	3%
Total	$99,071	$106,546	$101,299	$99,702	$95,098	$3,973	4%

[1]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[2]  Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[3] Excludes January 1, 2020 CECL day one impact
[4] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
GAAP Total Common Equity	$9,102	$11,296	$11,154	$10,930	$10,696
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(155)	(155)	(159)	(160)	(160)
Tangible Common Equity [1]	$8,692	$10,886	$10,740	$10,515	$10,281

GAAP Book Value Per Share	$31.55	$38.24	$37.20	$35.97	$34.60
Less: Goodwill	(0.82)	(0.83)	(0.80)	(0.80)	(0.78)
Less: Intangibles	(0.51)	(0.50)	(0.51)	(0.50)	(0.49)
Less: Preferred Stock	(1.84)	(1.81)	(1.79)	(1.76)	(1.73)
Tangible Common Equity Per Share	$28.38	$35.10	$34.10	$32.91	$31.60

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms